EXHIBIT 99.4

First Amendment to

SandForce, Inc. Restricted Stock Units Agreement

THIS AMENDMENT OF THE RESTRICTED STOCK UNITS AGREEMENT is made by and between SandForce, Inc., a Delaware corporation (the “Company”) and Farbod Michael Raam (the “Executive”).

RECITALS

WHEREAS, the Company and Executive entered into that certain Restricted Stock Units Agreement as of October 14, 2011 (the “RSU Agreement”); and

WHEREAS, the Company and Executive have agreed to the milestones, as set forth in the attached schedule conditioned on the closing of the transactions contemplated by the Agreement and Plan of Merger by and among LSI Corporation, Autobahn Acquisition Corporation, and Shareholder Representative Services, LLC and the Company, dated October [•], 2011 (the “Proposed Acquisition”);

WHEREAS, the Proposed Acquisition, if consummated, would be a “Change in Control” and “Liquidity Event” pursuant to the terms of the RSU Agreement; and

WHEREAS, the Company and Executive wish to amend that certain RSU Agreement to provide for acceleration of vesting pursuant to the terms and conditions set forth below (the “Amendment”), effective as of the date of Closing of the Proposed Acquisition.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Company and the Executive agree as follows:

1.           Change in Control.  Section 1.1(c), “Change in Control,” shall be amended to add the following subsection (iii):

(iii)           Notwithstanding anything to the contrary herein, “Change in Control” shall include the closing of the transactions contemplated by the Agreement and Plan of Merger by and among LSI Corporation, Autobahn Acquisition Corporation, Shareholder Representative Services, LLC and SandForce, Inc., dated October [•], 2011.

2.           Customer and Marketing Milestone.  Section 1.1(e), “Customer and Marketing Milestone,” shall be amended and restated in its entirety to read as follows:

(e)           “Customer and Marketing Milestone” means the milestone based on achievement of customer and marketing goals agreed to between the Grantee and the Company in writing as set forth in the attached schedule with respect to the performance of the Company (or a division thereof).

3.           Financial Milestone.  Section 1.1(i), “Financial Milestone,” shall be amended and restated in its entirety to read as follows:

(i)           “Financial Milestone” means the financial milestone agreed to between the Grantee and the Company in writing as set forth in the attached schedule with respect to the performance of the Company (or a division thereof).

4.           Product and Technology Milestone.  Section 1.1(n), “Product and Technology Milestone,” shall be amended and restated to read as follows:

(n)           “Product and Technology Milestone” means the milestone based on achievement of product and technology goals agreed to between the Grantee and the Company in writing as set forth in the attached schedule with respect to the performance of the Company (or a division thereof).

5.           Revenue Milestone.  A new Section 1.1(p), “Revenue Milestone,” shall be added to read as follows, and the remaining paragraphs of Section 1.1 shall be renumbered accordingly:

(p)           “Revenue Milestone” means the revenue milestone agreed to between the Grantee and the Company in writing as set forth in the attached schedule with respect to the performance of the Company (or a division thereof).

6.           Revenue Milestone-Based Vesting.  Section 3.1, “Time-Based Vesting,” shall be renamed “Revenue Milestone-Based Vesting” and amended and restated to read as follows:

3.1           Revenue Milestone-Based Vesting.  One Hundred Thousand (100,000) of the Units shall be subject to this Section 3.1.  The Units subject to this Section 3.1 shall become Vested Units as follows:

(a)           The number of Vested Units shall equal one forty-eighth (1/48) of the Units subject to this Section 3.1 for each full month of Service between June 3, 2011 and the date of the Change in Control.

(b)           For any remaining Units subject to this Section 3.1 that are not fully vested in accordance with Section 3.1(a) as of the date of the Change in Control, then the number of Vested Units shall equal one half (1/2) of the Units subject to this Section 3.1 for each full year of Service from the date of the Change in Control, provided that if the Revenue Milestone is achieved, then all Units subject to this Section 3.1 that are unvested shall become Vested Units effective as of the one-year anniversary of the date of the Change in Control .  Upon the Grantee’s termination of Service, all unvested Units subject to this Section 3.1 shall be forfeited, except (i) if the Grantee incurs a Qualifying Termination between the one-year anniversary of the date of the Change in Control and the date on which the Company verifies that the Revenue Milestone has been achieved, then all Units that are unvested shall become Vested Units effective upon the one-year anniversary of the date of the Change in Control, or (ii) as provided in Section 3.5.

7.           Financial Milestone-Based Vesting.  Section 3.2, “Financial Milestone-Based Vesting,” shall be amended and restated to read as follows:

3.2           Financial Milestone-Based Vesting.  Fifty Thousand (50,000) of the Units shall be subject to this Section 3.2.  The Units subject to this Section 3.2 shall become Vested Units as follows:

(a)           The number of Vested Units shall equal one half (1/2) of the Units subject to this Section 3.2 for each full year of Service from the date of the Change in Control.

(b)           If the Financial Milestone is achieved, then all Units subject to this Section 3.2 that are unvested shall become Vested Units effective as of the one-year anniversary of the date of the Change in Control.  Upon the Grantee’s termination of Service, all unvested Units subject to this Section 3.2 shall be forfeited, except (i) if the Grantee incurs a Qualifying Termination between the one-year anniversary of the date of the Change in Control and the date on which the Company verifies that the Revenue Milestone has been achieved, then all Units that are unvested shall become Vested Units effective upon the one-year anniversary of the date of the Change in Control, or (ii) as provided in Section 3.5.

8.           Product and Technology Milestone-Based Vesting.  Section 3.3, “Product and Technology Milestone-Based Vesting,” shall be amended and restated to read as follows:

3.3           Product and Technology Milestone-Based Vesting.  Eighty-Five Thousand (85,000) of the Units shall be subject to this Section 3.3.  The Units subject to this Section 3.3 shall become Vested Units as follows:

(a)           The number of Vested Units shall equal one half (1/2) of the Units subject to this Section 3.3 for each full year of Service from the date of the Change in Control.

(b)           If the Product and Technology-Based Milestone is achieved, then all Units subject to this Section 3.3 that are unvested shall become Vested Units effective as of the one-year anniversary of the date of Change in Control.  Upon the Grantee’s termination of Service, all unvested Units subject to this Section 3.3 shall be forfeited, except as provided in Section 3.5.

9.           Customer and Marketing Milestone-Based Vesting.  Section 3.4, “Customer and Marketing Milestone-Based Vesting,” shall be amended and restated to read as follows:

3.4           Customer and Marketing Milestone-Based Vesting.  Eighty-Five Thousand (85,000) of the Units shall be subject to this Section 3.4.  The Units subject to this Section 3.4 shall become Vested Units as follows:

(a)           The number of Vested Units shall equal one half (1/2) of the Units subject to this Section 3.4 for each full year of Service from the date of the Change in Control.

(b)           If the Financial Milestone is achieved, then all Units subject to this Section 3.4 that are unvested shall become Vested Units effective as of the one-year anniversary of the date of Change in Control.  Upon the Grantee’s termination of Service, all unvested Units subject to this Section 3.4 shall be forfeited, except (i) if the Grantee incurs a Qualifying Termination between the one-year anniversary of the date of Change in Control and the date on which the Company verifies that the Revenue Milestone has been achieved, then all Units that are unvested shall become Vested Units effective upon the one-year anniversary of the date of Change in Control, or (ii) as provided in Section 3.5.

10.           Issuance of Shares of Stock.  Section 5.1, “Issuance of Shares of Stock,” shall be amended and restated to read as follows:

5.1           Issuance of Shares of Stock.  Subject to the provisions of Section 5.3 below, the Company shall issue to the Grantee on the applicable Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock.  Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 5.3 and 12, or the Company’s trading compliance policy.  The Settlement Date shall occur within thirty (30) days after the date on which any Unit becomes a Vested Unit, provided that if a Unit becomes a Vested Unit because of the attainment of a Revenue Milestone, Financial Milestone or Customer and Marketing Milestone, the Settlement Date shall occur within thirty (30) days after the later of (i) the date on which any Unit becomes a Vested Unit or (ii) the date on which the achievement of the applicable milestone is verified by the Company, but in all events no later than March 15 of the year following the year in which the Unit vests.  Notwithstanding the foregoing, if a sale by the Grantee of the shares of Stock issuable in settlement of Vested Units on any such date would be prohibited by the Company’s trading compliance policy or by Rule 10b-5 under the Exchange Act or would subject the Grantee to suit under Section 16(b) of the Exchange Act, then the Settlement Date with respect to such Vested Units shall be the first succeeding business day on which a sale of such shares by the Grantee would not be prohibited by either the trading compliance policy or Rule 10b-5 and would not be subject to suit under Section 16(b), but in no event shall the Settlement Date with respect to such Vested Units be later than the later of (a) December 31 of the calendar year in which such Units become Vested Units or (b) if a Unit becomes a Vested Unit because of the attainment of a Revenue Milestone, Financial Milestone or Customer and Marketing Milestone, March 15, 2013.

11.           “Company.”  Effective as of the closing of the Proposed Acquisition, all references to the “Company” in the RSU Agreement shall be deemed to refer to LSI Corporation.

12.           Continuation of Other Terms.  Except as set forth herein, all other terms and conditions of the RSU Agreement shall remain in full force and effect.

SANDFORCE, INC.

Date: October 25, 2011	By: /s/ W. Steven Rowe
Name: W. Steven Rowe
Title: Vice President, Corporate Administration

Executive:

Date: October 25, 2011	By: /s/ Farbod Michael Raam
Farbod Michael Raam

Schedule to the SandForce, Inc.

Restricted Stock Units Agreement

The following milestones have been agreed to by the Grantee and the Company:

“Customer and Marketing Milestone” means the achievement of three of the following, [**] in 2012: [**].

“Financial Milestone” means the achievement of $[**] or more in [**] of the [**] in the 2012 calendar year.

“Product and Technology Milestone” means the achievement of [**].

“Revenue Milestone” means the achievement of $[**] or more in revenue in the [**] in the 2012 calendar year, based on audited financial statements.

[**]  Certain information in this Agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.